SEPTEMBER 30, 2011

**ANNUAL REPORT
AND SHAREHOLDER LETTER**

A series of Franklin Managed Trust

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FRANKLIN RISING DIVIDENDS FUND

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Franklin Rising Dividends Fund

Your Fund’s Goal and Main Investments: Franklin Rising Dividends Fund seeks long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in companies that have paid consistently rising dividends.

Portfolio Breakdown

Based on Total Net Assets as of 9/30/11

Materials	12.6%
Health Care Equipment & Services	12.4%
Pharmaceuticals, Biotechnology & Life Sciences	10.2%
Food, Beverage & Tobacco	7.8%
Energy	6.5%
Household & Personal Products	5.8%
Insurance	5.6%
Software & Services	5.3%
Machinery	4.9%
Electrical Equipment	4.7%
Food & Staples Retailing	4.3%
Aerospace & Defense	4.2%
Consumer Services	3.8%
Retailing	3.2%
Consumer Durables & Apparel	2.4%
Other	2.4%
Short-Term Investments & Other Net Assets	3.9%

manufacturing growth slowed globally. Some observers attributed the slow growth to Japan's earthquake and its aftermath, high commodity prices and a fading inventory restocking cycle. Monetary policy tightening in most parts of the world also inhibited growth and cooled the commodities rally. Inflation rose across much of the world but stayed relatively contained in the U.S. The Fed sought to boost economic growth by maintaining its accommodative monetary policy and undertook a second round of quantitative easing that ended on June 30. Subsequently, the Fed continued to purchase Treasuries with proceeds from maturing debt in an effort to support economic growth.

Corporate profit strength and favorable economic prospects in some regions of the world supported equities. U.S. stock markets generally did well for much of the 12-month period, but positive momentum waned as investors weathered oil supply disruptions due to revolutions and civil unrest in the Middle East and North Africa as well as the multiple crises triggered by Japan's earthquake and tsunami. Also weighing on investor sentiment were sovereign debt worries and credit downgrades in Europe, the political stalemate in raising the U.S. debt ceiling and Standard & Poor's downgrade of the long-term U.S. credit rating to AA+ from AAA. Extreme volatility roiled the markets near period-end as investors weighed the possibility of another recession. U.S. equities posted small gains for the 12-month reporting period, as measured by the S&P 500.[1]

Near the end of the period, the Fed announced plans intended to boost the economy by driving down long-term interest rates. The Fed will sell $400 billion in short-term securities over the next year and purchase an equal amount of long-term securities. The Fed also anticipated it would keep short-term rates near zero through mid-2013. In this environment, investors sought the perceived safe haven of U.S. Treasuries, which drove their prices higher and yields lower for the fiscal year under review.

Investment Strategy

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also experience rises in stock prices. We select portfolio securities based on several criteria. To be eligible for purchase, stocks generally will pass certain screens, requiring consistent and substantial dividend increases, strong balance sheets, and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at what we believe are attractive prices, often when they are out of favor with other investors.

4 | Annual Report

Manager’s Discussion

During the 12 months under review, three holdings that helped Fund performance were International Business Machines (IBM), Family Dollar Stores and Erie Indemnity. Information technology software and services provider IBM generates significant recurring revenues from its software and services businesses, thus making the company less vulnerable to economic weakness than many other technology companies, in our view. The company has 16 consecutive years of dividend increases. Discount retailer Family Dollar Stores announced a significant new share repurchase program early in the period. In addition, the company reported record quarterly earnings and increased its dividend for the 35th consecutive year during the period. Erie Indemnity, a management company for a property and casualty insurer, increased in value largely due to its very strong capital position, which enabled its shares to perform better than most other financial stocks. Erie has 31 consecutive years of dividend increases.

Detractors from performance included Albemarle, Hudson City Bancorp and Old Republic International. Shares of specialty chemicals manufacturer Albemarle, a new holding, suffered as investors seemed to fear the company’s sales growth rate could decline if some of its more cyclical markets slow. Hudson City disclosed declining net interest margin would cause it to restructure its balance sheet. During the period, the company completed a restructuring of its balance sheet that reduced higher cost structured borrowings and allowed for increased net interest income. Losses in Old Republic’s mortgage guaranty business remained high as the housing market has failed to recover significantly.

In addition to purchasing shares in Albemarle, we initiated 10 other positions: large integrated energy company Chevron (23 years of dividend increases), insurer Chubb (46 years), consumer products manufacturer and marketer Colgate-Palmolive (48 years); cleaning products and services provider Ecolab (19 years), integrated energy company Exxon Mobil (29 years), memorialization and related products manufacturer Matthews International (16 years), restaurant operator McDonald’s (35 years), global athletic footwear and apparel maker Nike (9 years), and industrial manufacturer Pentair (35 years). We also initiated a position in Johnson Controls, a global automotive and building efficiency systems and services provider, which has a solid history of dividend increases. We made significant additions to holdings of global snacks and beverages manufacturer PepsiCo, therapeutic and diagnostic products manufacturer Medtronic, and industrial gases company Air Products and Chemicals. We liquidated our positions in Beckman Coulter, Nordson and Sally Beauty Holdings, and we reduced our holdings in Carlisle Cos. and Family Dollar Stores. In addition, Unilever completed its cash acquisition of long-time Fund holding Alberto-Culver during the period.

Top 10 Equity Holdings
9/30/11

Company	% of Total
Sector/Industry	Net Assets
International Business Machines Corp.	5.3%
Software & Services
Abbott Laboratories	4.9%
Pharmaceuticals, Biotechnology &
Life Sciences
The Procter & Gamble Co.	4.7%
Household & Personal Products
Wal-Mart Stores Inc.	4.3%
Food & Staples Retailing
Becton, Dickinson and Co.	4.3%
Health Care Equipment & Services
Chevron Corp.	4.3%
Energy
Johnson & Johnson	4.1%
Pharmaceuticals, Biotechnology &
Life Sciences
PepsiCo Inc.	4.0%
Food, Beverage & Tobacco
Air Products and Chemicals Inc.	4.0%
Materials
Praxair Inc.	3.4%
Materials

Annual Report | 5

Our 10 largest positions on September 30, 2011, represented 43.3% of the Fund’s total net assets. It is interesting to note how these 10 companies would, in aggregate, respond to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 34 years in a row and by 278% over the past 10 years. Their most recent year-over-year dividend increases averaged 11.6% with a dividend yield of 2.9% on September 30, 2011, and a dividend payout ratio of 36.9%, based on estimates of calendar year 2011 operating earnings. Their average price/earnings ratio was 12.8 times 2011 estimates versus 11.7 for that of the unmanaged S&P 500.

Thank you for your continued participation in Franklin Rising Dividends Fund.

We look forward to serving your future investment needs.

Donald G. Taylor, CPA
Lead Portfolio Manager

William J. Lippman
Margaret McGee
Bruce C. Baughman, CPA

Portfolio Management Team
Franklin Rising Dividends Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Performance Summary as of 9/30/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FRDPX)			Change	9/30/11	9/30/10
Net Asset Value (NAV)		+$	0.47	$31.39	$30.92
Distributions (10/1/10–9/30/11)
Dividend Income	$0.3730
Class B (Symbol: FRDBX)			Change	9/30/11	9/30/10
Net Asset Value (NAV)		+$	0.53	$31.11	$30.58
Distributions (10/1/10–9/30/11)
Dividend Income	$0.0740
Class C (Symbol: FRDTX)			Change	9/30/11	9/30/10
Net Asset Value (NAV)		+$	0.41	$30.87	$30.46
Distributions (10/1/10–9/30/11)
Dividend Income	$0.1884
Class R (Symbol: FRDRX)			Change	9/30/11	9/30/10
Net Asset Value (NAV)		+$	0.47	$31.29	$30.82
Distributions (10/1/10–9/30/11)
Dividend Income	$0.2981
Advisor Class (Symbol: FRDAX)			Change	9/30/11	9/30/10
Net Asset Value (NAV)		+$	0.50	$31.39	$30.89
Distributions (10/1/10–9/30/11)
Dividend Income	$0.4347

Annual Report | 7

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Class A			1-Year	5-Year		10-Year
Cumulative Total Return[1]		+	2.74%	-1.35%	+	70.73%
Average Annual Total Return[2]			-3.18%	-1.45%	+	4.87%
Value of $10,000 Investment[3]			$9,682	$9,298		$16,088
Total Annual Operating Expenses[4]	1.08%
Class B			1-Year	5-Year		10-Year
Cumulative Total Return[1]		+	1.97%	-5.00%	+	62.04%
Average Annual Total Return[2]			-2.03%	-1.39%	+	4.95%
Value of $10,000 Investment[3]			$9,797	$9,326		$16,204
Total Annual Operating Expenses[4]	1.82%
Class C			1-Year	5-Year		10-Year
Cumulative Total Return[1]		+	1.98%	-4.98%	+	59.53%
Average Annual Total Return[2]		+	0.98%	-1.02%	+	4.78%
Value of $10,000 Investment[3]			$10,098	$9,502		$15,953
Total Annual Operating Expenses[4]	1.83%
Class R			1-Year	5-Year		Inception (1/1/02)
Cumulative Total Return[1]		+	2.47%	-2.62%	+	49.43%
Average Annual Total Return[2]		+	2.47%	-0.53%	+	4.21%
Value of $10,000 Investment[3]			$10,247	$9,738		$14,943
Total Annual Operating Expenses[4]	1.33%
Advisor Class[5]			1-Year	5-Year		10-Year
Cumulative Total Return[1]		+	2.97%	-0.08%	+	73.33%
Average Annual Total Return[2]		+	2.97%	-0.02%	+	5.65%
Value of $10,000 Investment[3]			$10,297	$9,992		$17,333
Total Annual Operating Expenses[4]	0.83%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (10/1/01–9/30/11)
$20,000
$15,000
$10,000
$5,000
10/01
9/03
9/05
9/07
9/09
9/11
$16,088
$13,200
$12,725
Franklin Rising Dividends Fund
S&P 500
CPI

Average Annual Total Return

Class A	9/30/11
1-Year	-3.18%
5-Year	-1.45%
10-Year	+4.87%

Class B (10/1/01–9/30/11)
$20,000
$15,000
$10,000
$5,000
10/01
9/03
9/05
9/07
9/09
9/11
$16,204
$13,200
$12,725
Franklin Rising Dividends Fund
S&P 500
CPI

Average Annual Total Return

Class B	9/30/11
1-Year	-2.03%
5-Year	-1.39%
10-Year	+4.95%

Annual Report | 9

Performance Summary *(continued)*

Average Annual Total Return

Class C	9/30/11
1-Year	+0.98%
5-Year	-1.02%
10-Year	+4.78%

Class C (10/1/01–9/30/11)

$20,000
$15,000
$10,000
$5,000
10/01
9/03
9/05
9/07
9/09
9/11
$15,953
$13,200
$12,725
Franklin Rising Dividends Fund
S&P 500[6]
CPI[6]

Average Annual Total Return

Class R	9/30/11
1-Year	+2.47%
5-Year	-0.53%
Since Inception (1/1/02)	+4.21%

Class R (1/1/02–9/30/11)

$20,000
$15,000
$10,000
$5,000
1/02
9/03
9/05
9/07
9/09
9/11
$14,943
$12,840
$11,926
Franklin Rising Dividends Fund
S&P 500[6]
CPI[6]

10 | Annual Report

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B:	These shares have higher annual fees and expenses than Class A shares.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 10/3/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/3/05, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/3/05, actual Advisor
Class performance is used reflecting all charges and fees applicable to that class. Since 10/3/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +18.51% and +2.88%.
6. Source: © 2011 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor
Statistics, is a commonly used measure of the inflation rate.

		Annual Report	|	11

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

12 | Annual Report

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period* 4/1/11–9/30/11
Actual	$1,000	$ 919.20	$4.86
Hypothetical (5% return before expenses)	$1,000	$1,020.00	$5.11
Class B			
Actual	$1,000	$ 915.50	$8.45
Hypothetical (5% return before expenses)	$1,000	$1,016.24	$8.90
Class C			
Actual	$1,000	$ 915.50	$8.45
Hypothetical (5% return before expenses)	$1,000	$1,016.24	$8.90
Class R			
Actual	$1,000	$ 917.90	$6.06
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.38
Advisor Class			
Actual	$1,000	$ 920.00	$3.66
Hypothetical (5% return before expenses)	$1,000	$1,021.26	$3.85

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.01%; B: 1.76%; C: 1.76%; R: 1.26%; and Advisor: 0.76%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Annual Report | 13

Franklin Managed Trust

Financial Highlights

Franklin Rising Dividends Fund

Class A	Year Ended September 30, 2011	2010	2009	2008	2007
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$30.92	$26.72	$29.08	$37.47	$36.25
Income from investment operations[a]:					
Net investment income[b]	0.48	0.38	0.16[c]	0.48	0.89[d]
Net realized and unrealized gains (losses)	0.36	3.94	(2.01)	(7.75)	2.43
Total from investment operations	0.84	4.32	(1.85)	(7.27)	3.32
Less distributions from:					
Net investment income	(0.37)	(0.12)	(0.51)	(0.45)	(0.91)
Net realized gains	—	—	—	(0.67)	(1.19)
Total distributions	(0.37)	(0.12)	(0.51)	(1.12)	(2.10)
Redemption fees[e]	—	—	—	—[f]	—[f]
Net asset value, end of year	$31.39	$30.92	$26.72	$29.08	$37.47
Total return[g]	2.74%	16.23%	(5.90)%	(19.85)%	9.53%
Ratios to average net assets					
Expenses	0.99%	1.05%	1.13%[h]	1.01%[h]	1.00%[h]
Net investment income	1.42%	1.32%	0.69%[c]	1.47%	2.42%[d]
Supplemental data					
Net assets, end of year (000's)	$3,386,930	$2,043,971	$1,366,352	$1,383,212	$2,061,210
Portfolio turnover rate	4.04%	5.65%	22.61%	4.29%	6.02%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.72%.

[d]Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Benefit of expense reduction rounds to less than 0.01%.

Franklin Managed Trust

Financial Highlights *(continued)*

Franklin Rising Dividends Fund

Class B	2011	2010	2009	2008	2007
	Year Ended September 30,				
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$30.58	$26.51	$28.73	$36.98	$35.79
Income from investment operations[a]:					
Net investment income (loss)[b]	0.23	0.16	(—)[c,d]	0.23	0.64[e]
Net realized and unrealized gains (losses)	0.37	3.91	(1.96)	(7.66)	2.37
Total from investment operations	0.60	4.07	(1.96)	(7.43)	3.01
Less distributions from:					
Net investment income	(0.07)	—	(0.26)	(0.15)	(0.63)
Net realized gains	—	—	—	(0.67)	(1.19)
Total distributions	(0.07)	—	(0.26)	(0.82)	(1.82)
Redemption fees[f]	—	—	—	—[c]	—[c]
Net asset value, end of year	$31.11	$30.58	$26.51	$28.73	$36.98
Total return[g]	1.97%	15.35%	(6.62)%	(20.44)%	8.71%
Ratios to average net assets					
Expenses	1.74%	1.79%	1.88%[h]	1.76%[h]	1.75%[h]
Net investment income (loss)	0.67%	0.58%	(0.06)%[d]	0.72%	1.67%[e]
Supplemental data					
Net assets, end of year (000's)	$44,861	$93,218	$115,657	$164,350	$270,367
Portfolio turnover rate	4.04%	5.65%	22.61%	4.29%	6.02%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.

[e]Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.48%.

[f]Effective September 1, 2008, the redemption fee was eliminated.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Benefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

Franklin Managed Trust

Financial Highlights *(continued)*

Franklin Rising Dividends Fund

Class C	2011	2010	2009	2008	2007
	Year Ended September 30,				
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$30.46	$26.41	$28.64	$36.89	$35.73
Income from investment operations[a]:					
Net investment income (loss)[b]	0.22	0.16	(0.01)[c]	0.24	0.61[d]
Net realized and unrealized gains (losses)	0.38	3.89	(1.94)	(7.65)	2.40
Total from investment operations	0.60	4.05	(1.95)	(7.41)	3.01
Less distributions from:					
Net investment income	(0.19)	—	(0.28)	(0.17)	(0.66)
Net realized gains	—	—	—	(0.67)	(1.19)
Total distributions	(0.19)	—	(0.28)	(0.84)	(1.85)
Redemption fees[e]	—	—	—	—[f]	—[f]
Net asset value, end of year	$30.87	$30.46	$26.41	$28.64	$36.89
Total return[g]	1.98%	15.34%	(6.59)%	(20.44)%	8.69%
Ratios to average net assets					
Expenses	1.74%	1.80%	1.88%[h]	1.75%[h]	1.75%[h]
Net investment income (loss)	0.67%	0.57%	(0.06)%[c]	0.73%	1.67%[d]
Supplemental data					
Net assets, end of year (000's)	$806,172	$471,028	$342,627	$397,307	$622,647
Portfolio turnover rate	4.04%	5.65%	22.61%	4.29%	6.02%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.

[d]Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.48%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Benefit of expense reduction rounds to less than 0.01%.

Franklin Managed Trust

Financial Highlights *(continued)*

Franklin Rising Dividends Fund

	Year Ended September 30,				
Class R	**2011**	**2010**	**2009**	**2008**	**2007**
Per share operating performance (for a share outstanding throughout the year)					
Net asset value, beginning of year	$30.82	$26.64	$28.96	$37.31	$36.11
Income from investment operations[a]:					
Net investment income[b]	0.39	0.31	0.10[c]	0.40	0.80[d]
Net realized and unrealized gains (losses)	0.38	3.94	(2.00)	(7.72)	2.42
Total from investment operations	0.77	4.25	(1.90)	(7.32)	3.22
Less distributions from:					
Net investment income	(0.30)	(0.07)	(0.42)	(0.36)	(0.83)
Net realized gains	—	—	—	(0.67)	(1.19)
Total distributions	(0.30)	(0.07)	(0.42)	(1.03)	(2.02)
Redemption fees[e]	—	—	—	—[f]	—[f]
Net asset value, end of year	$31.29	$30.82	$26.64	$28.96	$37.31
Total return[g]	2.47%	15.97%	(6.18)%	(20.03)%	9.22%
Ratios to average net assets					
Expenses	1.24%	1.30%	1.38%[h]	1.26%[h]	1.25%[h]
Net investment income	1.17%	1.07%	0.44%[c]	1.22%	2.17%[d]
Supplemental data					
Net assets, end of year (000's)	$80,959	$45,876	$33,179	$31,554	$55,458
Portfolio turnover rate	4.04%	5.65%	22.61%	4.29%	6.02%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.47%.

[d]Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.98%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

[h]Benefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin Managed Trust

Financial Highlights *(continued)*

Franklin Rising Dividends Fund

Advisor Class	Year Ended September 30, 2011	2010	2009	2008	2007
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$30.89	$26.68	$29.07	$37.47	$36.24
Income from investment operations[a]:					
Net investment income[b]	0.55	0.45	0.23[c]	0.57	0.88[d]
Net realized and unrealized gains (losses)	0.38	3.94	(2.03)	(7.76)	2.54
Total from investment operations	0.93	4.39	(1.80)	(7.19)	3.42
Less distributions from:					
Net investment income	(0.43)	(0.18)	(0.59)	(0.54)	(1.00)
Net realized gains	—	—	—	(0.67)	(1.19)
Total distributions	(0.43)	(0.18)	(0.59)	(1.21)	(2.19)
Redemption fees[e]	—	—	—	—[f]	—[f]
Net asset value, end of year	$31.39	$30.89	$26.68	$29.07	$37.47
Total return	2.97%	16.57%	(5.66)%	(19.65)%	9.82%
Ratios to average net assets					
Expenses	0.74%	0.80%	0.88%[g]	0.76%[g]	0.75%[g]
Net investment income	1.67%	1.57%	0.94%[c]	1.72%	2.67%[d]
Supplemental data					
Net assets, end of year (000's)	$571,399	$137,549	$61,307	$42,142	$51,544
Portfolio turnover rate	4.04%	5.65%	22.61%	4.29%	6.02%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.97%.

[d]Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.48%.

[e]Effective September 1, 2008, the redemption fee was eliminated.

[f]Amount rounds to less than $0.01 per share.

[g]Benefit of expense reduction rounds to less than 0.01%.

Franklin Managed Trust

Statement of Investments, September 30, 2011

Franklin Rising Dividends Fund	Shares	Value
Common Stocks 96.1%		
Aerospace & Defense 4.2%		
General Dynamics Corp.	937,000	$ 53,305,930
United Technologies Corp.	2,193,730	154,350,843
		207,656,773
Automobiles & Components 0.2%		
Johnson Controls Inc.	364,000	9,598,680
Banks 0.6%		
Hudson City Bancorp Inc.	3,705,800	20,974,828
Peoples Bancorp Inc.	156,646	1,723,106
TrustCo Bank Corp. NY	496,478	2,214,292
U.S. Bancorp	212,603	5,004,675
		29,916,901
Commercial & Professional Services 1.1%		
ABM Industries Inc.	1,145,249	21,828,446
Cintas Corp.	991,600	27,903,624
Superior Uniform Group Inc.	219,200	2,463,808
		52,195,878
Consumer Durables & Apparel 2.4%		
[a]Kid Brands Inc.	594,253	1,568,828
Leggett & Platt Inc.	1,097,590	21,721,306
NIKE Inc., B	1,118,500	95,642,935
		118,933,069
Consumer Services 3.8%		
Hillenbrand Inc.	1,366,700	25,147,280
Matthews International Corp., A	295,576	9,091,918
McDonald's Corp.	1,730,354	151,959,688
		186,198,886
Diversified Financials 0.3%		
State Street Corp.	424,000	13,635,840
Electrical Equipment 4.7%		
Brady Corp., A	2,534,825	66,995,425
Roper Industries Inc.	2,357,009	162,421,490
		229,416,915
Energy 6.5%		
Chevron Corp.	2,245,500	207,753,660
Exxon Mobil Corp.	1,512,000	109,816,560
		317,570,220
Food & Staples Retailing 4.3%		
Wal-Mart Stores Inc.	4,076,400	211,565,160

Annual Report | 19

Franklin Managed Trust

Statement of Investments, September 30, 2011 *(continued)*

Franklin Rising Dividends Fund	Shares	Value
Common Stocks (continued)		
Food, Beverage & Tobacco 7.8%		
Archer-Daniels-Midland Co.	3,616,000	$ 89,712,960
McCormick & Co. Inc.	2,146,400	99,077,824
PepsiCo Inc.	3,142,000	194,489,800
		383,280,584
Health Care Equipment & Services 12.4%		
Becton, Dickinson and Co.	2,848,016	208,816,533
Hill-Rom Holdings Inc.	749,900	22,511,998
Medtronic Inc.	4,230,000	140,605,200
Stryker Corp.	2,350,500	110,779,065
Teleflex Inc.	1,188,653	63,913,872
West Pharmaceutical Services Inc.	1,570,800	58,276,680
		604,903,348
Household & Personal Products 5.8%		
Colgate-Palmolive Co.	623,500	55,291,980
The Procter & Gamble Co.	3,609,500	228,048,210
		283,340,190
Industrial Conglomerates 0.2%		
Carlisle Cos. Inc.	321,829	10,259,909
Insurance 5.6%		
Aflac Inc.	763,910	26,698,654
Arthur J. Gallagher & Co.	874,700	23,004,610
Chubb Corp.	430,000	25,795,700
Erie Indemnity Co., A	1,733,082	123,360,777
Mercury General Corp.	290,519	11,141,404
Old Republic International Corp.	4,381,050	39,078,966
RLI Corp.	426,359	27,107,905
		276,188,016
Machinery 4.9%		
Donaldson Co. Inc.	506,052	27,731,649
Dover Corp.	2,891,800	134,757,880
Pentair Inc.	2,424,000	77,592,240
		240,081,769
Materials 12.6%		
Air Products and Chemicals Inc.	2,542,558	194,175,154
Albemarle Corp.	3,158,000	127,583,200
Bemis Co. Inc.	1,516,389	44,445,362
Ecolab Inc.	1,030,000	50,356,700
Nucor Corp.	958,400	30,323,776
Praxair Inc.	1,784,381	166,803,936
		613,688,128

20 | Annual Report

Franklin Managed Trust

Statement of Investments, September 30, 2011 *(continued)*

Franklin Rising Dividends Fund	Shares	Value
Common Stocks (continued)		
Pharmaceuticals, Biotechnology & Life Sciences 10.2%		
Abbott Laboratories	4,693,600	$ 240,030,704
Johnson & Johnson	3,181,000	202,661,510
Pfizer Inc.	3,083,800	54,521,584
		497,213,798
Retailing 3.2%		
Family Dollar Stores Inc.	3,060,360	155,649,910
Semiconductors & Semiconductor Equipment 0.0%[†]		
Cohu Inc.	68,100	672,828
Software & Services 5.3%		
International Business Machines Corp.	1,482,200	259,429,466
Total Common Stocks (Cost $4,390,670,469)		4,701,396,268
Short Term Investments 4.3%		
Money Market Funds 4.3%		
[a]BNY Institutional Cash Reserve Fund, Series B	46,869	37,495
[a,b]Institutional Fiduciary Trust Money Market Portfolio	210,344,893	210,344,893
Total Money Market Funds (Cost $210,391,762)		210,382,388
Total Investments (Cost $4,601,062,231) 100.4%		4,911,778,656
Other Assets, less Liabilities (0.4)%		(21,457,864)
Net Assets 100.0%		$4,890,320,792

[†]Rounds to less than 0.1% of net assets.
[a]Non-income producing.
[b]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Franklin Managed Trust

Financial Statements

Statement of Assets and Liabilities

September 30, 2011

	Franklin Rising Dividends Fund
Assets:	
Investments in securities:	
Cost - Unaffiliated issuers	$4,390,717,338
Cost - Sweep Money Fund (Note 7)	210,344,893
Total cost of investments	$4,601,062,231
Value - Unaffiliated issuers	$4,701,433,763
Value - Sweep Money Fund (Note 7)	210,344,893
Total value of investments	4,911,778,656
Receivables:	
Capital shares sold	26,709,365
Dividends	4,635,040
Other assets	506
Total assets	4,943,123,567
Liabilities:	
Payables:	
Investment securities purchased	37,265,144
Capital shares redeemed	8,818,174
Affiliates	5,313,916
Allocator Funds (Note 8)	28,433
Funds advanced by custodian	46,446
Accrued expenses and other liabilities	1,330,662
Total liabilities	52,802,775
Net assets, at value	$4,890,320,792
Net assets consist of:	
Paid-in capital	$4,570,082,427
Undistributed net investment income	40,697,177
Net unrealized appreciation (depreciation)	310,716,425
Accumulated net realized gain (loss)	(31,175,237)
Net assets, at value	$4,890,320,792

Franklin Managed Trust

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

September 30, 2011

	Franklin Rising Dividends Fund
Class A:	
Net assets, at value	$3,386,930,358
Shares outstanding	107,886,050
Net asset value per share[a]	$31.39
Maximum offering price per share (net asset value per share ÷ 94.25%)	$33.31
Class B:	
Net assets, at value	$ 44,860,666
Shares outstanding	1,442,098
Net asset value and maximum offering price per share[a]	$31.11
Class C:	
Net assets, at value	$ 806,171,564
Shares outstanding	26,110,968
Net asset value and maximum offering price per share[a]	$30.87
Class R:	
Net assets, at value	$ 80,959,477
Shares outstanding	2,587,590
Net asset value and maximum offering price per share	$31.29
Advisor Class:	
Net assets, at value	$ 571,398,727
Shares outstanding	18,204,066
Net asset value and maximum offering price per share	$31.39

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Franklin Managed Trust

Financial Statements (continued)

Statement of Operations
for the year ended September 30, 2011

Franklin Rising
Dividends Fund
Investment income:
Dividends	$101,553,017
Expenses:
Management fees (Note 3a)	22,567,807
Distribution fees: (Note 3c)
Class A	7,555,673
Class B	742,877
Class C	7,246,956
Class R	350,462
Transfer agent fees (Note 3e)	7,225,449
Special servicing agreement fees (Note 8)	105,247
Accounting fees (Note 3b)	40,000
Custodian fees (Note 4)	58,672
Reports to shareholders	447,669
Registration and filing fees	329,980
Professional fees	54,802
Trustees’ fees and expenses	175,089
Other	61,553
Total expenses	46,962,236
Net investment income	54,590,781
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	85,069,114
Net change in unrealized appreciation (depreciation) on investments	(195,823,404)
Net realized and unrealized gain (loss)	(110,754,290)
Net increase (decrease) in net assets resulting from operations	$(56,163,509)

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Managed Trust

Financial Statements *(continued)*

Statements of Changes in Net Assets

	Franklin Rising Dividends Fund	
	Year Ended September 30,	
	2011	2010
Increase (decrease) in net assets:		
Operations:		
Net investment income	$ 54,590,781	$ 26,094,133
Net realized gain (loss) from investments	85,069,114	40,220,657
Net change in unrealized appreciation (depreciation) on investments	(195,823,404)	269,612,016
Net increase (decrease) in net assets resulting from operations	(56,163,509)	335,926,806
Distributions to shareholders from:		
Net investment income:		
Class A	(27,474,920)	(6,394,307)
Class B	(206,439)	—
Class C	(3,245,344)	—
Class R	(477,473)	(85,040)
Advisor Class	(2,320,054)	(452,894)
Total distributions to shareholders	(33,724,230)	(6,932,241)
Capital share transactions: (Note 2)		
Class A	1,390,526,947	438,243,492
Class B	(53,364,033)	(37,552,300)
Class C	349,480,787	73,002,671
Class R	36,240,265	6,916,047
Advisor Class	465,681,897	62,917,088
Total capital share transactions	2,188,565,863	543,526,998
Net increase (decrease) in net assets	2,098,678,124	872,521,563
Net assets:		
Beginning of year	2,791,642,668	1,919,121,105
End of year	$4,890,320,792	$2,791,642,668
Undistributed net investment income included in net assets:		
End of year	$ 40,697,177	$ 19,830,626

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Franklin Managed Trust

Notes to Financial Statements

Franklin Rising Dividends Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Managed Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Rising Dividends Fund (Fund). The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Securities Lending

The Fund participates in a principal based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less

26 | Annual Report

Franklin Managed Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Securities Lending (continued)

than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in repurchase agreements and in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the Fund. At September 30, 2011, the Fund had no securities on loan.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of September 30, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Annual Report | 27

Franklin Managed Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued) e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

Franklin Managed Trust

Notes to Financial Statements *(continued)*

Franklin Rising Dividends Fund

2. Shares of Beneficial Interest *(continued)*

	Year Ended September 30,			
	2011		2010	
	Shares	Amount	Shares	Amount
Class R Shares:				
Shares sold	1,786,784	$ 59,301,293	615,236	$ 17,532,496
Shares issued in reinvestment of distributions	14,396	458,952	2,954	82,351
Shares redeemed	(702,323)	(23,519,980)	(374,747)	(10,698,800)
Net increase (decrease)	1,098,857	$ 36,240,265	243,443	$ 6,916,047
Advisor Class Shares:				
Shares sold	16,165,327	$ 545,910,042	2,627,763	$ 76,535,502
Shares issued in reinvestment of distributions	61,102	1,946,113	14,453	402,221
Shares redeemed	(2,474,739)	(82,174,258)	(487,285)	(14,020,635)
Net increase (decrease)	13,751,690	$ 465,681,897	2,154,931	$ 62,917,088

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective April 1, 2011, the Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	In excess of $5 billion

Annual Report | 29

Franklin Managed Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

Prior to April 1, 2011, the Fund paid fees to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Fund.

The Fund also pays accounting fees to Advisory Services as noted in the Statement of Operations.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class B	1.00%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to

30 | Annual Report

Franklin Managed Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements (continued)

investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$5,905,022
CDSC retained	$199,638

e. Transfer Agent Fees

For the year ended September 30, 2011, the Fund paid transfer agent fees of $7,225,449, of which $3,111,267 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended September 30, 2011, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2011, the Fund had capital loss carryforwards of $31,009,000 expiring in 2017. During the year ended September 30, 2011, the Fund utilized $84,855,649 of capital loss carry-forwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

The tax character of distributions paid during the years ended September 30, 2011 and 2010, was as follows:

	2011	2010
Distributions paid from - ordinary income	$33,724,230	$6,932,241

Annual Report | 31

Franklin Managed Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Fund

5. INCOME TAXES (continued)

At September 30, 2011, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$4,601,228,469

Unrealized appreciation	$618,757,659
Unrealized depreciation	(308,207,472)
Net unrealized appreciation (depreciation)	$310,550,187

Distributable earnings - undistributed ordinary income	$40,697,177

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2011, aggregated $2,386,900,510 and $160,701,630, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of Advisory Services. For the year ended September 30, 2011, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of Operations. At September 30, 2011, 4.87% of the Fund’s outstanding shares was held by one or more of the Allocator Funds.

32 | Annual Report

Franklin Managed Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Fund

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended September 30, 2011, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report | 33

Franklin Managed Trust

Notes to Financial Statements *(continued)*

Franklin Rising Dividends Fund

10. Fair Value Measurements *(continued)*

The following is a summary of the inputs used as of September 30, 2011, in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:				
Investments in Securities:				
Equity Investments[a]	$4,701,396,268	$ —	$—	$4,701,396,268
Short Term Investments	210,344,893	37,495	—	210,382,388
Total Investments in Securities	$4,911,741,161	$37,495	$—	$4,911,778,656

[a]For detailed categories, see the accompanying Statement of Investments.

11. New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

34 | Annual Report

Franklin Managed Trust

Report of Independent Registered Public Accounting Firm

Franklin Rising Dividends Fund

To the Shareholders and Board of Trustees of Franklin Managed Trust

We have audited the accompanying statement of assets and liabilities of the Franklin Rising Dividends Fund, a series of shares of Franklin Managed Trust, including the statement of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Rising Dividends Fund at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP
Philadelphia, Pennsylvania

November 14, 2011

Annual Report | 35

Franklin Managed Trust

Tax Designation (unaudited)

Franklin Rising Dividends Fund

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended September 30, 2011.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $101,552,400 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended September 30, 2011. Distributions, including qualified dividend income, paid during calendar year 2011 will be reported to shareholders on Form 1099-DIV in January 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

36 | Annual Report

Franklin Managed Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Frank T. Crohn (1924) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1986	7	None
Principal Occupation During Past 5 Years: Chairman, Eastport Lobster & Fish Company; and **formerly,** Director, Unity Mutual Life Insurance Company (until 2006); Chief Executive Officer and Chairman, Financial Benefit Life Insurance Company (insurance and annuities) (until 1996); Chief Executive Officer, National Benefit Life Insurance Co. (insurance) (1963-1982); and Director, AmVestors Financial Corporation (until 1997).				
Burton J. Greenwald (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2001	15	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.				
David W. Niemiec (1949) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since May 2011	32	Emeritus Corporation (assisted living) (1999-2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006-2010).
Principal Occupation During Past 5 Years: Advisor, Saratoga Partners (private equity fund); and **formerly,** Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).				
Charles Rubens II (1930) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1986	15	None
Principal Occupation During Past 5 Years: Private investor and president of non-profit organizations; and **formerly,** an executive of Time, Inc.; and Trustee of Colorado College.				
Robert E. Wade (1946) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2004	40	El Oro Ltd (investments).
Principal Occupation During Past 5 Years: Attorney at law engaged in private practice (1973-2009) and member of various boards.				

Annual Report | 37

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Gregory H. Williams (1943) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2008	7	None

Principal Occupation During Past 5 Years:
President, University of Cincinnati (since 2009); and **formerly,** President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****William J. Lippman (1925)** One Parker Plaza, 9th Floor Fort Lee, NJ 07024-2900	Trustee, President and Chief Executive Officer – Investment Management	Trustee and President since 1986 and Chief Executive Officer – Investment Management since 2002	7	None

Principal Occupation During Past 5 Years:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of two of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

38 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. of 45 of the investment companies in Franklin Templeton Investments.				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Secretary since 2005 and Vice President since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton Investments.				
Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1991	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.				

Annual Report | 39

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since May 2011	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.				

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**William J. Lippman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated Frank T. Crohn as its audit committee financial expert. The Board believes that Mr. Crohn, who currently is a director of various companies and Chairs the Fund's Audit Committee, qualifies as such an expert in view of his business background and experience, which includes service as Chief Executive Officer of National Benefit Life Insurance Company (1963-1982), Chief Executive Officer of Financial Benefit Life Insurance Company (1982-1996), and service as a Director of Amvestors Financial Corporation until 1997. As a result of such background and experience, the Board believes that Mr. Crohn has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Crohn is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

40 | Annual Report

Franklin Managed Trust

Shareholder Information

Franklin Rising Dividends Fund

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

HouseholdingofReportsandProspectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 41

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $27,000 for the fiscal year ended September 30, 2011 and $26,400 for the fiscal year ended September 30, 2010.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs

(a)	-(c) of Item 4.
(e)	(1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be

provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).
(g)	There were no non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. Item 6. Schedule of Investments.	N/A N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-

End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment
Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no significant

changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)	(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MANAGED TRUST

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date November 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date November 25, 2011

By /s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Financial Officer and
Chief Accounting Officer
Date November 25, 2011